Exhibit 99.1

Footnotes to Form 4

(1)
Represents shares of common stock sold by the following entities: (i) 299,660 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 325,255 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 242,515 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 378,690 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 913,990 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 149,285 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 127,675 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 37,835 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 335,195 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 311,690 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 306,300 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 702,895 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 142,185 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 241,155 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 143,720 shares of common stock sold by Advent International GPE VIII-K Limited Partnership;(xvi) 130,615 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 11,060 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 68,930 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 13,290 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 9,195 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 108,865 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

(2)
Following the reported transactions, Advent International, L.P. (f/k/a Advent International Corporation, “Advent”) manages funds that collectively own 9,689,784 shares of common stock of the Issuer, which are represented as follows: (i) 580,728 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 630,330 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 469,984 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership (iv) 733,885 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 1,771,273 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 289,308 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 247,429 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 275,548 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (ix) 73,323 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (x) 467,348 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xi) 649,593 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (xii) 604,042 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xiii) 593,596 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xiv) 253,126 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xv) 21,434 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xvi) 25,755 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xvii) 210,976 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; (xviii) 1,362,180 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xxix) 278,523 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xx) 133,583 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; and (xxi) 17,820 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership.

(3)
GPE VIII GP S.a.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.a.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC, and Advent International GP, LLC is the general partner of Advent, and may each be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(4)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.